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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

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                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
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     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           BAKER HUGHES INCORPORATED
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                                     Slide 1

[Baker Hughes Incorporated logo]                       [Western Atlas Inc. logo]


   ...advancing Discovery and Recovery

                                    SLIDE 2

                           Forward Looking Statements

This presentation contains "forward-looking" statements within the meanings of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended. Slides containing forward-looking statements are indicated by words such as "future", "expected", "opportunity", "emerging" and "projected". See page 13 of the Joint Proxy Statement/Prospectus of BHI/WAI describing factors, risks and uncertainties that relate to the forward-looking statements.

                                     Slide 3

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]


o The Combination
o The Evolving Playing Field
      -- Focus on Solutions
      -- Changing Players
o Positioned for the Future
o A Timely Investment Opportunity

                                     Slide 4

[Western Atlas Inc. logo]

                               A Leader in Discovery



Western Geophysical
[Picture: seismic vessel]
SEISMIC
Acquisition
Processing
Interpretation
Data library


Western Atlas Logging Services
[Picture: wireline logging unit at oil and gas well]
WIRELINE LOGGING
Open hole services
Cased hole services
Borehole geophysics
Petrophysical analysis


E & P Services
[Picture: person at computer]
RESERVOIR CHARACTERIZATION
Basin analysis
Prospect identification
Field development
Integrated reservoir services

                                     Slide 5

[Baker Hughes Incorporated logo]

                              A Leader in Recovery


[Picture: measurement-while-drilling tool with person near computers] DRILLING SYSTEMS
Directional drilling
MWD/LWD
Drilling fluids
Surface logging

[Picture: fluids in a glass testing tube in a laboratory]
CHEMICALS
Oilfield
Industrial
Petrochemical


[Picture: electric submersible pump with three technicians]
ELECTRICAL SUBMERSIBLE PUMPS
Downhole oil/water separation


[Picture: topside of a wellbore construction unit]
INTEGRATED SOLUTIONS
Wellbore construction
Project management


[Picture: Multilateral junction]
COMPLETIONS
Packers
Sand control
Liner hangers
Fishing


[Picture: drill bits on an assembly line]
DRILL BITS
Roller cone
Diamond
Mining


[Picture: oil/water separation equipment]
PROCESS EQUIPMENT
Separation technologies

                                     Slide 6

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                                 The Combination

Value of Deal                       $6.2 billion(1)
                                      including $1.2 billion debt

Structure                                 Stock for stock

Accounting                                Pooling of interest

Exchange Ratio                            Varies (2.623 @ $35 share)

Pro Forma Debt/Cap                        39%

Ownership                                 54% BHI shareholders(1)
                                          46% WAI shareholders(1)

Management                                Max L. Lukens, Chairman and CEO
                                          John Russell, President

Board of Directors                        16, (12 BHI + 4 WAI)

(1) Assuming a 20-day BHI average price of $35/share

                                     Slide 7

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                           The Evolving Playing Field
                                Macroenvironment

                                    Slide 8

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                             Oil Prices 1987 - 1997

Daily Close of the Near Month WTI Contract (number of occurrences)

[Bar Graph:
0 to 700 on the y-axis
$0 to $28+ on the x-axis

The following are representative data points at $1 intervals starting at $12 on the x-axis and adjusted for MG liquidation (11/93 through 4/94).

These bars are red and bracketed with the label "5%":

Dollars        Number of Occurrences
12                        3
13                       25
14                       32
15                       70


These bars are green and bracketed with the label "87%":

Dollars        Number of Occurrences
16                      102
17                      328
18                      452
19                      463
20                      422
21                      282
22                      142
23                       65


The remaining bars are yellow and are not bracketed:

Dollars        Number of Occurrences
24                       52
25                       37
26                       22
27                       14
28+                      77

]

                                     Slide 9

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]


                           The Evolving Playing Field

                               Focus on Solutions

                                     Slide 10

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                              Cumulative Cash Flow

                                Project Economics


Investment Cycle:
Exploration & Discovery
Appraisal & Development
Production & Intervention
Abandonment

[a line graph showing the investment cycle of an oil and gas project with a y-axis reflecting investment and return on investment on a cumulative basis and an x-axis reflecting time. The graph shows (i) negative cumulative investment during the Exploration and Discovery stage, (ii) increasingly negative cumulative investment during the Appraisal and Development stage, (iii) decreasingly negative and then positive cumulative investment and return on investment during the Production and Intervention stage and (iv) positive cumulative investment and return on investment during the Abandonment stage, becoming decreasingly positive.]

                                     Slide 11

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]


                            The Producer's Challenge

                        Accelerate and Maximize Cash Flow

[a line graph showing the same graph as in slide 10 with an overlay line graph showing decreasing cash investments, increasing returns and a reduced amount of time to achieve returns resulting from the ability to lower finding costs, lower capital costs, accelerate and maximize production, lower operating and intervention costs and increase ultimate recovery]

                                    Slide 12

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                               Focus on Life Cycle

[A graphic of a circle made up of two arrows reflecting the interrelationship of "Interpretation" and "Integration"]

INFORMATION
Seismic
MWD
LWD
Wireline
Production history
Real-time monitoring

EXECUTION
Wellbore construction
Well placement
Intelligent completions
Downhold oil-water separation
Downhole Factory - TM

                                    Slide 13

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                                Focus on Recovery

[Picture: a three-dimensional graphic showing the substrata of an oil and gas reservoir with well interpretation graphics]
Reservoir modeling
-subsurface information, reservoir characterization & 4D measurements


[Picture: a drawing of a down-hole drilling tool inside of an oil and gas well bore]
Well construction & placement
-extended reach and horizontal drilling, geo-steering and multilateral technology


[Picture: a person working on an electronic instrumentation package] Production management
-intelligent completions, downhole production measurement & control systems and reservoir monitoring

                                    Slide 14

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                               Focus on Total Cost

Improved information and execution reduces total costs by reducing spending on infrastructure

Information & Downhole Technology
Infrastructure
[Graphic: a pie chart showing that as information and down-hole technology increase, spending on infrastructure decreases]

                                    Slide 15

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]


                           The Evolving Playing Field
                                Changing Players

                                    Slide 16

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                                Pre-Consolidation


[Bar graph: y-axis from $0-10 billion in oilfield revenues, the x-axis showing the ticker symbols of various oilfield service companies. The data points are as follows:

          Oilfield Revenues                         Oilfield Revenues
          (in billions) for Strategic Oilfield      (in billions) for Rigs & E&C
SLB       $6.9                                      $1.4
HAL       $4.2                                      $2.1
BHI       $4.1
DI        $2.6
WAI       $2.0
SII       $1.7
BJS       $1.6
EVI       $1.1
WII       $1.1
CAM       $1.0

]
Source: 1997 revenues based on public filings

                                    Slide 17

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                                The New Landscape

[Bar graph: y-axis from $0-10 billion in oilfield revenues, the x-axis showing the ticker symbols of various oilfield service companies. The data points are as follows:


       Oilfield Revenue                             Oilfield Revenue
       (in billions) for Strategic Oilfield         (in billions) for Rigs & E&C
SLB    $7.9                                         $1.4
HAL    $6.8                                         $2.1
BHI    $6.1
DI     "Feb" over x-axis label
WAI    "May" over x-axis label
SII    $1.7
BJS    $1.6
EVI    $2.1
WII    "Mar" over x-axis label
CAM    "Jun" over x-axis label

]
Source: 1997 revenues based on public filings

                                    Slide 18

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                                  The Big Three

[Bar graph: y-axis from $0-18 billion in revenue, the x-axis showing the ticker symbols of various oilfield service companies. The data points are as follows:

X=Non-oilfield Revenue
Y=Rigs/E&C Revenue
Z=Strategic Oilfield Revenue

HAL                                      [Haliburton Company logo on bar]
X=$7.4
Y=$2.1
Z=$6.8      (42%)

SLB                                      [Schlumberger Limited logo on bar]
X=$2.9
Y=$1.4
Z=$7.9      (64%)

BHI                                      [Baker Hughes Incorporated logo on bar]
X=$0.5
Y=$0.0
Z=$6.1      (92%)

]
Source: 1997 revenues based on public filings

                                    Slide 19

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                              Industry Leadership

                  [Baker Hughes             [Schlumberger        [Halliburton
                  Incorporated logo]        Limited logo]        Company logo]

Seismic                   1                       2

Wireline &
 Testing                  2                       1                    3

Drilling
  Systems                 1                       2                    3

Drill Bits                1                       4                    3

Drilling
  Fluids                  3                       4                    2

Sand Control              1                       3                    2

Completions               1                       4                    2

ESP's                     1                       2

Chemicals                 1

Pressure
  Pumping                                         2                    1

Coiled Tubing                                     1                    2

Rigs                                              4

E&C                                                                    1

Proforma for BHI/WAI, SLB/CAM, HAL/DI

                                    Slide 20

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                            Positioned for the Future

                        Solving the Producer's Challenge

                                    Slide 21

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                            Positioned for the Future

                      Geographic leverage and cross selling


[Relief map of the world with rectangle outlined boxes drawn around the following regions: northern Alaska, southern Mexico and north and middle Central America, eastern South America, western Africa, Egypt, the Black Sea area, southeast Asia, including parts of China, Indonesia, Thailand, Myanmar and Papua New Guinea. Stars, representing Western Atlas Logging Services Geoscience Centers are on the following cities: Houston, Caracas, Aberdeen, London, Stavanger, Den Helder, Bahrain, Kuala Lampur and Perth]

                                    Slide 22

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                            Positioned for the Future


[Picture of seismic interpretation graphic]
[Picture of integrated interpretation graphic]

Service integration
-seismic
-wireline logging
-logging while drilling
-wellbore positioning
-completions
-production logging

[Reproduction of graphic from slide 11]

                                    Slide 23

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                            Positioned for the Future

[a graphic "ying/yang" circle with the left half containing the Western Atlas Inc. logo and the words, "Is it there?" and the right half containing the Baker Hughes Incorporated logo and the words, "Getting it out!"]

E&P/Solutions synergies
-risk management
-project management
-cross selling
-geographic leverage

[Reproduction of graphic from slide 11]

                                    Slide 24

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                            Positioned for the Future

Product development
-Advanced LWD tools
-Seismic while drilling
-Information management

[Drawing: logging-while-drilling tool cutting through the substrata of earth]

[Reproduction of graphic from slide 11]

                                    Slide 25

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                            Positioned for the Future

Integrated technologies
-Reservoir management
-Downhole Factory-TM

[picture of a 2-D seismic graph]
Pre-1980's

[picture of a 3-D seismic graph]
1980's & 90's

[picture of a 4-D time lapse reservoir graph] emerging

                                    Slide 26

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                              The Downhole Factory--TM

[A drawing of the substrata of the earth with an oil and gas multilateral well bore slicing through it with three inset pictures: (1) a multilateral completion, (2) an intelligent completion tool and (3) downhole oil/water separation equipment. Each of these inset pictures shows equipment inside the oil and gas well bore hole.]

                                    Slide 27

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                              Combination Benefits


[A pie chart with 4 wedges: corporate - $55 million, field consolidation - $45 million, pull through - $15 million and D&A reduction - $20 million]

Corporate
-interest expense and tax rate
-buying power (insurance, travel, etc.)
-reduction in corporate staff

Pull through
-geographic leveraging
-cross selling
-integrated solutions penetration
-early involvement

Field consolidation
-combine redundant facilities
-cost avoidance
-emerging markets

D&A reduction
-tangibles
-intangibles

$135 million Expected Year 1 (Pre Tax Earnings)

                                    Slide 28

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                                Closing Thoughts
                            The Business Opportunity

Market leadership in the key technologies

Reservoir centered strategy

Integration over life of field

Focus on the fastest growing segments with the highest return potential

                                    Slide 29

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                           The Investment Opportunity
                               Multiple Expansion

                                                       1999
                                          Earnings              Cash Flow

S&P Industrials                           21.5x                 13.3x

Schlumberger/Camco                        20.1x                 11.9x

Halliburton/Dresser                       15.5x                 10.0x

Baker Hughes/Western Atlas                14.0x                  8.5x

Based on First Call(TM) estimates and closing prices on 9 July, 1998; no Baker Hughes endorsement intended

                                    Slide 30

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                       ... advancing Discovery and Recovery

                                    Slide 31

[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                               Financial Strength

                       Twelve Months Ending 31 March, 1998

                         BHI         WAI         BHI/WAI
Revenue                  $ 4,299     $ 1,769     $ 6,068
EBITDA                   $   736     $   636     $ 1,372
EBITDA Margin               17.1%       36.0%       22.6%
EBIT                     $   529     $   233     $   762
EBIT Margin                 12.3%       13.2%       12.6%

                                     March 31, 1998

Debt                     $ 1,182     $  1,153(1)  $ 2,335
Equity                   $ 2,692     $    924     $ 3,616
Debt/Cap Ratio              0.31         0.55        0.39

(1) Pro forma including debt from 3D and Wedge Acquisitions

                                    Slide 32


[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                              Investing for Growth

Sources: Baker Hughes; Chase; EIA; Salomon Brothers

[a bar graph with two line graphs overlayed. All three graphs have years as the x-axis from 1975 until 2005.

The bar graph represents CAPEX in billions of 1996 dollars as follows:

Year        Billions of 1996 Dollars
1975        60.9
1976        60.5
1977        71.0
1978        67.7
1979        74.4
1980        83.6
1981        94.3
1982        93.2
1983        67.2
1984        65.8
1985        65.4
1986        38.2
1987        38.6
1988        48.6
1989        46.2
1990        55.1
1991        56.1
1992        56.5
1993        55.8
1994        57.5
1995        60.6
1996        70.0
1997        84.5
1998        89.6

One line graph represents RAC Crude in 1996 dollars as follows:

Year        1996 Dollars
1975        17.05
1976        17.57
1977        17.39
1978        16.85
1979        21.16
1980        32.21
1981        43.40
1982        37.40
1983        33.80
1984        32.76
1985        30.21
1986        15.91
1987        19.18
1988        15.29
1989        18.33
1990        22.06
1991        17.84
1992        17.04
1993        16.05
1994        13.79
1995        15.00
1996        18.20
1997        18.20
1998        15.50

The other line graph represents Worldwide Oil and Gas Demand (in thousands of barrel equivalents per day)

Year          mboe/d
1975          64
1976          67
1977          70
1978          72
1979          74
1980          72
1981          70
1982          68
1983          67
1984          68
1985          70
1986          71
1987          74
1988          75
1989          78
1990          79
1991          78
1992          79
1993          80
1994          82
1995          83
1996          87
1997          89
1998          90

and projected Worldwide Oil and Gas Demand (in thousands of barrels equivalent per day) at 2.0% and 2.5%

             mboe/d           mboe/d
Year         (2.0%)           (2.5%)
1999           92               92
2000           93               94
2001           95               96
2002           97               99
2003           99              101
2004          101              104
2005          103              106

]

                                    Slide 33


[Western Atlas Inc. logo]                      [Baker Hughes Incorporated logo]

                                 Depletion Rates

[six overlayed graphs, each in a different color, of depletion rates of top 11 GoM shelf gas producers with an x-axis representing January 1989 through December 1995 and a y-axis of 0 to 200 Bcf/mo. Representative data points for each January in the periods presented and for the end of the periods are as follows:

Color                      Date                   Bcf/mo
Blue                      Pre-91
                          Jan-89                  206
                          Jan-90                  212
                          Jan-91                  194
                          Jan-92                  140
                          Jan-93                  113
                          Jan-94                   94
                          Jan-95                   75
                          Dec-95                   57

yellow                    1991
                          Jan-91                  202
                          Jan-92                  189
                          Jan-93                  145
                          Jan-94                  116
                          Jan-95                   93
                          Dec-95                   71

light orange              1992
                          Jan-92                  202
                          Jan-93                  172
                          Jan-94                  134
                          Jan-95                  106
                          Dec-95                   83

orange                    1993
                          Jan-93                  176
                          Jan-94                  188
                          Jan-95                  142
                          Dec-95                  105

light red                 1994
                          Jan-94                  191
                          Jan-95                  195
                          Dec-95                  131

red                       1995
                          Jan-95                  197
                          Dec-95                  179

]
Source: Chevron

[six overlayed graphs, each in a different color, of depletion rates of top 11 GoM shelf oil producers with an x-axis representing January 1989 through December 1995 and a y-axis of 0 to 20 Mbo/mo. Representative data points for each January in the periods presented and for the end of the periods are as follows:

Color                     Date                   Mbo/mo
Blue                      Pre-91
                          Jan-89                  17.2
                          Jan-90                  15.4
                          Jan-91                  14.3
                          Jan-92                  11.1
                          Jan-93                   8.8
                          Jan-94                   7.5
                          Jan-95                   6.1
                          Dec-95                   4.7

yellow                    1991
                          Jan-91                  15.0
                          Jan-92                  14.5
                          Jan-93                  10.9
                          Jan-94                   9.1
                          Jan-95                   7.4
                          Dec-95                   5.7

light orange              1992
                          Jan-92                  14.6
                          Jan-93                  13.4
                          Jan-94                  10.8
                          Jan-95                   8.6
                          Dec-95                   6.6

orange                    1993
                          Jan-93                   13.8
                          Jan-94                   13.9
                          Jan-95                   10.6
                          Dec-95                    8.0

light red                 1994
                          Jan-94                   14.2
                          Jan-95                   13.6
                          Dec-95                    9.9

red                       1995
                          Jan-95                   13.8
                          Dec-95                   14.0

]
Source: Chevron

                                    Slide 34


[Western Atlas Inc. logo]                       [Baker Hughes Incorporated logo]

                      ... advancing Discovery and Recovery